UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 2

San Antonio, TX 78205

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 1, 2025, Scorpius Holdings, Inc., a Delaware corporation (the “Company”), issued a non-convertible promissory note, dated September 30, 2025 (the “Note”) in the principal amount of Five Hundred Thousand Eighty-Three Dollars ($500,083.00) to an institutional investor (the “Holder”). The Note accrues interest at the rate of 5.0% per annum and matures on the earlier of: (i) October 31, 2025; (ii) the consummation of a Corporate Event (as such term is defined in the Note); or (iii) when, upon or after the occurrence of an event of default under the Note. All payments by the Company upon maturity, redemption or prepayment of the Note shall include, together with all other amounts of principal and/or interest, a premium payment equal to 5% of the principal amount of the Note.

The Note contains customary events of default, including if the Company or any of its subsidiaries, individually or in the aggregate, fails to pay indebtedness in excess of $150,000 due to any third party, subject to certain exceptions, or if an event of default occurs under any other outstanding promissory note of the Company. If at any time the Note is outstanding the Company consummates a subsequent Financing (as such term is defined in the Note), the Holder shall have the right, it its sole discretion, to require that the Company redeem the entire outstanding balance of the Note, together with all accrued interest thereon, using up to 100% of the gross proceeds of such Financing.

The Company sold the Note in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated thereunder.

In addition, on October 6, 2025, the Company entered into an agreement (the “Amendment Agreement”) with the Holder, in connection with one or more new loans to be made by the Holder at its option to the Company in the maximum aggregate principal amount of $5,000,000 (the “Maximum Funding Amount”). Pursuant to the Amendment Agreement, on or prior to the 12-month anniversary of the date the Amendment Agreement is entered into, at the option of the Holder from time to time and upon two business days’ written notice, the Company will issue and sell to the Holder one or more non-convertible secured promissory notes (“Additional Notes”) in the aggregate principal amount of no more than the Maximum Funding Amount.

The Additional Notes will accrue interest at the rate of 5.0% per annum and mature on the earlier of: (i) six (6) months following their date of issuance; (ii) the consummation of a Corporate Event (as such term is defined in the Additional Notes); or (iii) when, upon or after the occurrence of an event of default under the Additional Notes. All payments by the Company upon maturity, redemption or prepayment of the Additional Notes shall include, together with all other amounts of principal and/or interest, a premium payment equal to 15% of the principal and interest due under of the Additional Notes.

The Amendment Agreement provides that the securities purchase agreement, dated as of December 5, 2024 (the “2024 Purchase Agreement”), between the Company and the Holder and each other “Transaction Document” (as defined in the 2024 Purchase Agreement) will continue to in full force and effect. In addition, pursuant to the Amendment Agreement, the Company agreed that the definitions of “Obligations” set forth in the Security Agreement, dated as of December 6, 2024, with Holder and related Subsidiary Guarantee, dated as of December 6, 2024, with the Holder will include, without limitation, all obligations of the Company under the various outstanding non-convertible unsecured promissory notes issued to Holder, including the Note (the “Prior Notes”), in the aggregate principal amount of $7,389,083.

In connection with the Amendment Agreement, the Company, each of the Company’s domestic subsidiaries and the Holder entered into a Security Agreement (the “Security Agreement”), pursuant to which the Company and each of the Company’s domestic subsidiaries granted security interests in the Collateral (as such term is defined in the Security Agreement) to secure the obligations of the Company under the Prior Notes (and any Additional Notes which may be issued) and the Amendment Agreement. Each of the Company’s domestic subsidiaries also executed and delivered to the Holder a Subsidiary Guarantee, pursuant to which they agreed to guarantee the Company’s obligations under the Prior Notes (and any Additional Notes which may be issued) and act as surety for payment of such Notes.

The Additional Notes contain customary events of default, including if the Company or any of its subsidiaries, individually or in the aggregate, fails to pay indebtedness in excess of $150,000 due to any third party, subject to certain exceptions, or if an event of default occurs under any other outstanding promissory note of the Company. If at any time the Additional Notes are outstanding the Company consummates a subsequent Financing (as such term is defined in the Additional Note), the Holder shall have the right, it its sole discretion, to require that the Company redeem the entire outstanding balance of the Additional Note, together with a premium payment equal to 15% of the principal amount of the Additional Note and all accrued interest thereon, using up to 100% of the gross proceeds of such Financing.

The foregoing description of the Note, Amendment Agreement, Additional Notes, Security Agreement and Subsidiary Guarantee are qualified in their entirety by reference to the full text of the Note, Amendment Agreement, Additional Note, Security Agreement and Subsidiary Guarantee, copies of which are attached hereto as Exhibits 4.1, 10.1, 4.2, 10.2 and 10.3, respectively, and which are incorporated herein in their entirety by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Note was issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Additional Notes, if and when issued pursuant to the Amendment Agreement, will be issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Non-Convertible Note
4.2	Form of Additional Non-Convertible Secured Note
10.1	Amendment Agreement
10.2	Form of Security Agreement
10.3	Form of Subsidiary Guarantee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2025	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer